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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                              AMENDMENT NO. 1 TO
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          November 23, 1998
                                                  -----------------------------



                                LOEWS CORPORATION
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          (Exact name of registrant as specified in its charter)


         Delaware                      1-6541                    13-2646102
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(State or other jurisdiction        (Commission              (I.R.S. employer
of incorporation or organization)   file number)            identification no.)


   667 Madison Avenue, New York, N.Y.                         10021-8087
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 (Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code        (212) 521-2000
                                                   ----------------------------


                                NOT APPLICABLE
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     (Former name or former address, if changed since last report)






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Item 5. Other Events.
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 On November 25, 1998, Loews Corporation (the "Company") filed a Current Report on Form 8-K, dated November 23, 1998 (the "November 8-K"), which discussed an agreement to settle the asserted and unasserted health care cost recovery and certain other claims of 46 states, the District of Columbia, the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands, American Samoa and the Northern Marianas. The November 8-K contained an inadvertent error in the paragraph captioned "Public Disclosure." This Amendment is being filed solely to correct such error. The corrected paragraph should read as follows:

"Public Disclosure

 Until June 30, 2010, the Original Participating Manufacturers will maintain their current Internet websites, which include documents produced in the Minnesota health care cost recovery action. They will add to the websites documents that were produced in the actions brought by the Settling States and that are not subject to specified protection against disclosure, as well as other specified documents."

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            LOEWS CORPORATION
                                            -----------------
                                            (Registrant)





Dated: December 29, 1998                By: /s/ Barry Hirsch
                                            -----------------------------
                                            Barry Hirsch
                                            Senior Vice President,
                                            Secretary and General Counsel


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